UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2006

UGS Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123664	75-2728894
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5800 Granite Parkway, Suite 600, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-987-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 6, 2006, UGS Corp. (the "Company") announced that UGS Capital Corp. II, a parent company in its corporate structure, had sold $300 million aggregate principal amount of Floating Rate Senior PIK Notes due 2011 (the "Notes").

Interest on the Notes will accrue and be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2006 at a rate per annum equal to LIBOR plus 5.00% (increasing to 5.50% if any Notes are outstanding on or after June 1, 2008 and 6.00% if any Notes are outstanding on or after June 1, 2009), and will be payable in the form of additional Notes, or in cash if UGS Capital Corp. II so elects. Interest on the Notes will be reset semi-annually. The Notes will mature on June 1, 2011.

The Notes will be offered in the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under, or an applicable exemption from the registration requirements of, the Securities Act or any applicable state securities laws.

Pursuant to and in accordance with Rule 135c of the Securities Act, the Company is filing with this Current Report on Form 8-K the press release attached hereto as Exhibit 99.1.

UGS Capital Corp. II intends to use the net proceeds from the offering of the Notes to offer to repurchase all of its outstanding preferred stock, to repurchase a portion of its outstanding common stock and to make a capital contribution to UGS Holdings, Inc. The proceeds of the repurchase of UGS Capital Corp. II’s common stock will be used by UGS Capital Corp. to pay a dividend on its common stock. UGS Holdings, Inc. will use the capital contribution it receives to make a capital contribution to the Company., which will use such funds to make compensatory payments to certain managers of the Company, including the following payments to the "named executive officers" identified in our Annual Report on Form 10-K: Mr. Affuso - $467,349.08; Mr. Barnett - $158,497.16; Mr. Graham - $205,111.97; Mr. Grindstaff - $261,965.77; and Mr. Shirk - $111,880.35.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Press Release of UGS Corp. dated June 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGS Corp.

June 9, 2006	By:	/s/ Douglas E. Barnett

Name: Douglas E. Barnett
Title: Senior Vice President and Chief Financial Offier

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of UGS Corp. dated June 6, 2006